UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:  811-05643

ACM MANAGED INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
AllianceBernstein L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  August 31, 2006

Date of reporting period:    August 31, 2006


ITEM 1.   REPORTS TO STOCKHOLDERS.


ACM Managed Income Fund


Annual Report


August 31, 2006


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS

Investment Products Offered


===========================

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed

===========================


You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein(R) at
(800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

ALLIANCEBERNSTEIN INVESTMENTS, INC. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of the NASD.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

October 18, 2006


ANNUAL REPORT

This report provides management's discussion of fund performance for ACM Managed Income Fund (the "Fund") for the annual reporting period ended August 31, 2006. The Fund is a closed-end fund that trades under the New York Stock Exchange symbol "AMF".

INVESTMENT OBJECTIVES AND POLICIES

This closed-end fund is designed to provide investors with a high level of total return by seeking both high current income and capital appreciation. The Fund invests at least 50% of its total assets in U.S. government securities and repurchase agreements pertaining to U.S. government securities including certain securities not backed by the full faith and credit of the U.S. government. A significant portion (which may be up to 50% of the Fund's total assets) of the Fund's portfolio may be invested in lower-rated securities, including securities rated Ba, B, or Caa by Moody's Investors Service, or BB, B, or CCC by Standard & Poor's Ratings Services or in comparable non-rated securities. In addition, the Fund may utilize certain other investment techniques, including investing in options and futures contracts. For more information regarding the Fund's risks, please see "A Word About Risk" on page 3 and "Note G--Risks Involved in Investing in the Fund" of the Notes to Financial Statements on page 27.

INVESTMENT RESULTS

The table on page 5 provides performance data for the Fund and its benchmark, a 50%/50% composite of the Lehman Brothers (LB) Government Index and the Credit Suisse First Boston (CSFB) High Yield Index, for the six- and 12-month periods ended August 31, 2006.

The Fund underperformed the composite benchmark for both the six- and 12-month periods ended August 31, 2006.

For the 12-month period under review, security selection within the paper/packaging, housing, health care, lodging/leisure and financial sectors detracted from Fund performance. The Fund's underweight position in the automotive and airlines industries, which outperformed during the year, also detracted from relative performance. Contributing positively to relative performance was security selection in both auto suppliers and the chemicals industry.

For the six-month period, an underweight position in the automotive industry detracted from performance, while security selection within the Fund's cable holdings contributed positively to performance.

For both the six- and 12-month periods ended August 31, 2006, the Fund's use of leverage detracted from performance.

MARKET REVIEW AND INVESTMENT STRATEGY

U.S. fixed-income returns were generally weak throughout most of the annual period, buffeted by higher interest rates and continued Federal Reserve (the "Fed") interest rate increases. The Fed raised official rates an additional 175 basis points in quarter-point increments during the year to end the period at 5.25%. Yields across the maturity spectrum rose, with shorter-term yields rising the most. Two-year yields gained a total of 96 basis points to yield 4.78% while the 10-year yield gained 71 basis points to end the period at 4.73%. The


--------------------------------------------------------------------------------
ACM MANAGED INCOME FUND o 1


Treasury yield curve inverted on the short-end of the curve with the yield spread between the two- and 30-year at only 10 basis points.

Shorter-term fixed-income securities significantly outperformed both intermediate and longer maturity securities during the period. Typically, a rising interest rate environment negatively impacts shorter-term securities less than securities with a longer term to maturity. As a result, U.S. Treasuries in the 1-3 year maturity range returned 3.11% during the annual period, significantly outperforming longer maturities (20+ years) which returned -3.67%, according to Lehman Brothers. Mortgage pass-through securities also posted meager returns for the year at 2.92%. However, these securities outperformed both Treasuries and agencies. Mortgages benefited from relatively low volatility and muted prepayment risk.

The high yield market outperformed high grade fixed-income sectors as higher-yielding debt is less sensitive to the negative effects of rising interest rates. As represented by the CSFB High Yield Index, high yield posted a return of 5.41% for the 12-month period ended August 31, 2006. On a month-to-month basis, high yield performance fluctuated during the period in response to economic perceptions, equity valuations and speculation over Fed policy. In May, the FOMC (Federal Open Market Committee) reported that inflationary risks remained, triggering concerns about further rate hikes and sending fixed-income markets, including high yield, into negative territory. In July and August, however, the fixed-income markets staged a rally as weaker-than-expected inflation data were released and a pause in the Fed's tightening cycle finally materialized. For the annual period, the spread for high yield over like-duration Treasuries tightened by 2 basis points.

By quality tier, lower-rated debt outperformed higher-quality debt with lower-rated CCC returning 7.02%, followed by B-rated debt at 5.45% and BB-rated at 3.06%. By industry, top performers included transportation at 11.83% and tobacco at 11.28%. A significant rebound in the airlines industry helped transportation, which returned 16.63%. Underperforming industries included home construction, which returned -1.16% and health care, which returned -0.55%. Home construction was negatively impacted by higher mortgage rates and a slowdown in the real estate market, while health care was dragged down by HCA after it became a target for a leveraged buyout.

During the annual reporting period, the Fund's portfolio managers reduced the Fund's higher-beta credits. Although credit metrics, corporate profits and cash flow were relatively strong, spreads were at historically tight levels while risks in the marketplace increased--leaving little margin for error. While industry dispersion remained relatively narrow, security selection with an emphasis on avoiding problem credits was more of a focus in the Fund's quest to add value. Given increased risks and a general lack of compelling opportunities, the managers continued to maintain the Fund's well-diversified portfolio.


--------------------------------------------------------------------------------
2 o ACM MANAGED INCOME FUND


HISTORICAL PERFORMANCE


AN IMPORTANT NOTE ABOUT THE VALUE OF HISTORICAL PERFORMANCE

THE PERFORMANCE ON PAGE 5 REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION SHOWN. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED. PERFORMANCE ASSUMES REINVESTMENT OF DISTRIBUTIONS AND DOES NOT ACCOUNT FOR TAXES.

ACM MANAGED INCOME FUND SHAREHOLDER INFORMATION

The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling 800.426.5523. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Inc., Morningstar, Inc. and Bloomberg. The Fund's NYSE trading symbol is "AMF." Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Funds." For additional shareholder information regarding this Fund, please see page 45.

BENCHMARK DISCLOSURE

NEITHER THE UNMANAGED LEHMAN BROTHERS (LB) GOVERNMENT INDEX NOR THE UNMANAGED CREDIT SUISSE FIRST BOSTON (CSFB) HIGH YIELD INDEX REFLECTS FEES AND EXPENSES ASSOCIATED WITH THE ACTIVE MANAGEMENT OF A MUTUAL FUND PORTFOLIO. The LB Government Index is composed of the LB Treasury Index and the LB Agency Index. The CSFB High Yield Index is a measure of lower-rated, fixed-income, non-convertible, U.S. dollar-denominated securities meeting certain criteria and is designed to reflect the high yield market. An investor cannot invest directly in indices, and their results are not indicative of the performance for any specific investment, including the Fund.

A WORD ABOUT RISK

Price fluctuations in the Fund's securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Increases in interest rates may cause the value of the Fund's investment to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Treasury securities provide fixed rates of return, as well as principal guarantees, if held to maturity. The Fund's investments in foreign securities are subject to risks not associated with investing in U.S. government securities, such as the risk of adverse changes in currency exchange rates, exchange control regulations and the application of foreign tax laws. The Fund can invest in high yield and non-investment grade bonds. Such bonds (also known as "junk bonds") involve a greater risk of default and price volatility than other bonds. Investing in non-investment grade securities presents special risks, including credit risk. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with underlying bonds owned by the Fund. Fund purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. While the Fund invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from and in certain cases, greater than, the risks presented by more traditional investments.


(Historical Performance continued on next page)


--------------------------------------------------------------------------------
ACM MANAGED INCOME FUND o 3


HISTORICAL PERFORMANCE
(continued from previous page)


The issuance of the Fund's preferred stock results in leveraging of the Common Stock, an investment technique usually considered speculative. Leverage creates certain risks for holders of Common Stock, including higher volatility of both the net asset value and market value of the Common Stock, and fluctuations in the dividend rates on the preferred stock will affect the return to holders of Common Stock. If the Fund were fully invested in longer-term securities and if short-term interest rates were to increase, then the amount of dividends paid on the preferred shares would increase and both net investment income available for distribution to the holders of Common Stock and the net asset value of the Common Stock would decline. At the same time, the market value of the Fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the Fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the Fund's Common Stock may also decline.


(Historical Performance continued on next page)


--------------------------------------------------------------------------------
4 o ACM MANAGED INCOME FUND


HISTORICAL PERFORMANCE
(continued from previous page)


                                                           Returns
                                                   ---------------------
THE FUND VS. ITS BENCHMARK
PERIODS ENDED AUGUST 31, 2006                      6 Months    12 Months
------------------------------------------------------------------------
ACM Managed Income Fund (NAV)                        0.27%       -1.15%
Composite: 50% Lehman Brothers
  Government Index/ 50% CSFB High Yield Index        2.58%        3.29%
LB Government Index                                  1.72%        1.18%
CSFB High Yield Index                                3.45%        5.41%

The Fund's Market Price per share on August 31, 2006 was $3.54. The Fund's Net Asset Value Price per share on August 31, 2006 was $3.92. For additional Financial Highlights, please see page 33.


GROWTH OF A $10,000 INVESTMENT IN THE FUND
8/31/96 TO 8/31/06


[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]


            ACM Managed                      CSFB High
          Income Fund (NAV)    Composite    Yield Index    LB Government Index
--------------------------------------------------------------------------------
8/31/96       10,000             10,000       10,000             10,000
8/31/97       12,038             11,238       11,543             10,933
8/31/98       13,090             12,010       11,712             12,276
8/31/99       10,871             12,302       12,267             12,292
8/31/00       10,747             12,907       12,521             13,244
8/31/01       10,638             13,693       12,588             14,786
8/31/02       10,318             14,169       12,282             16,174
8/31/03       11,832             16,017       15,120             16,656
8/31/04       13,120             17,616       17,339             17,537
8/31/05       14,283             18,750       18,896             18,221
8/31/06       14,118             19,367       19,918             18,436


ACM Managed Income Fund (NAV): $14,118

Composite:                     $19,367

CSFB High Yield Index:         $19,918

LB Government Index:           $18,436


This chart illustrates the total value of an assumed $10,000 investment in ACM Managed Income Fund at net asset value (NAV) (from 8/31/96 to 8/31/06) as compared to the performance of the Fund's composite benchmark; a 50%/50% blend of the Lehman Brothers Government Index and the CSFB High Yield Index. The chart assumes the reinvestment of dividends and capital gains distributions at prices obtained pursuant to the Fund's dividend reinvestment plan.


See Historical Performance and Benchmark disclosures on pages 3-4.


--------------------------------------------------------------------------------
ACM MANAGED INCOME FUND o 5


PORTFOLIO SUMMARY
August 31, 2006


PORTFOLIO STATISTICS
Net Assets Applicable to Common Shareholders ($mil): $99.2


SECURITY TYPE BREAKDOWN*
59.8%   U.S. Government and Government Sponsored Agency Obligations
38.6%   Corporate Obligations
 0.1%   Preferred Stock

 1.5%   Short-term


[PIE CHART OMITTED]


BOND QUALITY RATING BREAKDOWN**
58.3%   AAA
 2.6%   BBB
16.6%   BB
18.0%   B
 1.5%   CCC
 3.0%   A-1+


[PIE CHART OMITTED]


* All data are as of August 31, 2006. The Fund's security type breakdown is expressed as a percentage of total investments and may vary over time.
**   The Fund's bond quality rating breakdown is expressed as a percentage of total bond investments rated in particular ratings categories by Standard & Poor's Rating Services and Moody's Investors Service. The distributions may vary over time. If ratings are not available, the Fund's Adviser will assign ratings that are considered to be of equivalent quality to such ratings.


--------------------------------------------------------------------------------
6 o ACM MANAGED INCOME FUND


PORTFOLIO OF INVESTMENTS
August 31, 2006


                                           Principal
                                             Amount
                                             (000)                U.S. $ Value
===============================================================================
U.S. GOVERNMENT AND GOVERNMENT
   SPONSORED AGENCY OBLIGATIONS-111.2%
U.S. Treasury Bonds-68.2%
   3.25%, 8/15/07-1/15/09                  $ 20,900              $  20,375,308
   3.625%, 1/15/10                            7,100                  6,861,483
   4.50%, 2/15/36                             6,600                  6,211,735
   6.25%, 5/15/30                               930                  1,101,396
   7.25%, 5/15/16                            10,000                 11,904,300
   11.25%, 2/15/15                           14,630                 21,199,206
                                                                 --------------
                                                                    67,653,428
Government National Mortgage
Association-23.6%
   5.50%, 5/15/36                            12,451                 12,332,983
   6.00%, 7/15/36                            11,034                 11,136,186
                                                                 --------------
                                                                    23,469,169
Federal Home Loan Mortgage
   Corporation-10.0%
   4.247%, 10/01/35(a)                          172                    170,425
   4.396%, 8/01/34(a)                           131                    130,873
   4.396%, 9/01/34(a)                            96                     95,716
   4.612%, 4/01/35(a)                           129                    127,447
   4.68%, 6/01/35(a)                            258                    255,516
   5.50%, 12/01/32-10/01/35                   8,415                  8,268,061
   5.875%, 5/15/16                              877                    882,455
                                                                 --------------
                                                                     9,930,493
Federal National Mortgage Association-9.2%
   4.092%, 12/01/34(a)                          610                    609,070
   4.145%, 11/01/34(a)                          181                    180,231
   4.172%, 9/01/35(a)                            95                     94,297
   4.338%, 8/01/34(a)                           152                    152,253
   4.371%, 8/01/34(a)                           251                    250,775
   4.416%, 8/01/34(a)                           158                    157,770
   4.474%, 1/01/36(a)                           134                    133,412
   4.477%, 5/01/33(a)                           158                    158,006
   4.483%, 7/01/35(a)                           215                    214,139
   4.531%, 8/01/35(a)                            87                     86,657
   4.69%, 5/01/35(a)                            166                    165,244
   4.781%, 7/01/35(a)                           309                    307,828
   4.825%, 7/01/35(a)                           141                    139,842
   5.00%, 15 yr TBA                           3,395                  3,323,915
   5.00%, 12/01/19                              516                    506,523
   5.50%, 6/01/20                               584                    583,565
   6.288%, 1/01/36(a)                           244                    250,876
   6.50%, 8/01/34-5/01/35                     1,666                  1,696,996
                                                                 --------------
                                                                     9,011,399



--------------------------------------------------------------------------------
ACM MANAGED INCOME FUND o 7


                                           Principal
                                             Amount
                                             (000)                U.S. $ Value
===============================================================================
Federal National Mortgage Association
   Strips (Interest Only)-0.2%
   5.00%, 2/01/18-4/01/19                  $  1,469              $     236,480
                                                                 --------------
Total U.S. Government and Government
   Sponsored Agency Obligations
   (cost $109,960,912)                                             110,300,969
                                                                 --------------
CORPORATE OBLIGATIONS-70.1%
Aerospace & Defense-1.7%
DRS Technologies, Inc.
   6.875%, 11/01/13                             285                    276,450
L-3 Communications Corp.
   5.875%, 1/15/15                              310                    292,950
L-3 Financing Inc.
   11.50%, 3/01/10(b)                           115                    114,712
   12.25%, 3/15/13(b)                           776                    846,810
Sequa Corp.
   9.00%, 8/01/09                               145                    153,700
                                                                 --------------
                                                                     1,684,622
Automotive-4.2%
Autonation Inc.
   7.507%, 4/15/13(a)(b)                         45                     45,225
Ford Motor Co.
   7.45%, 7/16/31                               508                    398,780
Ford Motor Credit Co.
   4.95%, 1/15/08                               315                    305,699
   7.00%, 10/01/13                              215                    200,659
General Motors Acceptance Corp.
   6.875%, 9/15/11                              761                    749,493
   8.00%, 11/01/31                              233                    235,491
General Motors Corp.
   8.375%, 7/15/33                              490                    410,375
HLI Operating, Inc.
  10.50%, 6/15/10                               171                    131,670
Keystone Automotive Operations, Inc.
   9.75%, 11/01/13                              264                    250,800
Lear Corp.
   8.11%, 5/15/09                               175                    168,875
Tenneco Inc.
   8.625%, 11/15/14                             110                    109,725
TRW Automotive, Inc.
   9.375%, 2/15/13                              180                    192,150
   11.00%, 2/15/13                              175                    190,313
United Auto Group, Inc.
   9.625%, 3/15/12                              240                    252,600
Visteon Corp.
   7.00%, 3/10/14                               540                    479,250
                                                                 --------------
                                                                     4,121,105


--------------------------------------------------------------------------------
8 o ACM MANAGED INCOME FUND


                                           Principal
                                             Amount
                                             (000)                U.S. $ Value
===============================================================================
Broadcasting & Media-0.8%
Allbritton Communications Co.
   7.75%, 12/15/12                         $    280              $     276,850
Sirius Satellite Radio, Inc.
   9.625%, 8/01/13                              160                    152,000
Univision Comm, Inc.
   7.85%, 7/15/11                               190                    190,880
XM Satellite Radio, Inc.
   9.75%, 5/01/14(b)                            205                    192,700
                                                                 --------------
                                                                       812,430
Building & Real Estate-1.5%
Associated Materials, Inc.
   11.25%, 3/01/14(c)                           450                    245,250
D.R. Horton, Inc.
   6.875%, 5/01/13                              330                    334,725
Goodman Global Holdings Company, Inc.
   7.875%, 12/15/12                             235                    220,312
KB HOME
   7.75%, 2/01/10                               215                    214,462
William Lyon Homes, Inc.
   10.75%, 4/01/13                              460                    423,200
                                                                 --------------
                                                                     1,437,949
Cable-5.7%
Cablevision Systems Corp.
   8.00%, 4/15/12                               370                    371,850
Charter Communications Operations, LLC
   8.00%, 4/30/12(b)                            755                    756,887
CSC Holdings, Inc.
   7.25%, 4/15/12                               160                    157,200
   7.625%, 7/15/18                              445                    448,894
DirectTV Holdings, LLC
   6.375%, 6/15/15                              460                    430,100
   8.375%, 3/15/13                              150                    157,500
Echostar DBS Corp.
   6.375%, 10/01/11                             255                    248,306
   7.125%, 2/01/16(b)                           160                    155,800
Inmarsat Finance PLC
   7.625%, 6/30/12                              328                    336,200
Insight Midwest LP
   9.75%, 10/01/09                              250                    254,375
Intelsat Bermuda, Ltd.
   8.625%, 1/15/15                              245                    247,450
   10.484%, 1/15/12(a)                           95                     96,425
   11.25%, 6/15/16(b)                           597                    618,641
PanAmSat Corp.
   9.00%, 8/15/14                               378                    384,615
Quebecor Media
   7.75%, 3/15/16                               440                    435,600
Rogers Cable, Inc.
   6.75%, 3/15/15                               570                    565,725
                                                                 --------------
                                                                     5,665,568


--------------------------------------------------------------------------------
ACM MANAGED INCOME FUND o 9


                                           Principal
                                             Amount
                                             (000)                U.S. $ Value
===============================================================================
Chemicals-2.2%
Equistar Chemical Funding LP
   10.125%, 9/01/08                        $    555              $     585,525
   10.625%, 5/01/11                             100                    107,500
Huntsman International, LLC
   9.875%, 3/01/09                              185                    192,400
Ineos Group Holdings PLC
   8.50%, 2/15/16(b)                            315                    299,250
Nell AF S.a.r.l.
   8.375%, 8/15/15(b)                           311                    311,389
Quality Distribution Inc.
   9.00%, 11/15/10                              250                    239,375
Rhodia S.A.
   8.875%, 6/01/11                              415                    424,338
                                                                 --------------
                                                                     2,159,777
Communications - Fixed-2.7%
Citizens Communications Co.
   6.25%, 1/15/13                               460                    444,475
Hawaiian Telcom Communications, Inc.
   9.75%, 5/01/13                               240                    241,200
Qwest Corp.
   8.875%, 3/15/12                            1,375                  1,488,438
Time Warner Telecommunications Holdings
   9.25%, 2/15/14                               175                    182,000
Windstream Corp.
   8.125%, 8/01/13(b)                           178                    187,790
   8.625%, 8/01/16(b)                           139                    146,993
                                                                 --------------
                                                                     2,690,896
Communications - Mobile-2.4%
American Tower Corp.
   7.125%, 10/15/12                             533                    539,662
Dobson Communications Corp.
   8.375%, 11/01/11(b)                          199                    205,965
   8.875%, 10/01/13                             155                    153,062
Mobile Telesystems
   8.00%, 1/28/12(b)                            448                    456,960
Rogers Wireless, Inc.
   7.25%, 12/15/12                              400                    412,500
   7.50%, 3/15/15                               389                    406,505
Rural Cellular Corp.
   8.25%, 3/15/12                               210                    215,250
                                                                 --------------
                                                                     2,389,904
Consumer Manufacturing-0.9%
ACCO Brands Corp.
   7.625%, 8/15/15                              490                    464,275
Broder Brothers Co.
   11.25%, 10/15/10                             250                    235,625
Levi Strauss & Co.
   8.875%, 4/01/16                              193                    190,588
                                                                 --------------
                                                                       890,488



--------------------------------------------------------------------------------
10 o ACM MANAGED INCOME FUND


                                           Principal
                                             Amount
                                             (000)                U.S. $ Value
===============================================================================
Diversified Media-1.6%
American Media, Inc.
   8.875%, 1/15/11                         $    165              $     143,550
Dex Media East, LLC
   9.875%, 11/15/09                             130                    137,150
   12.125%, 11/15/12                            227                    253,105
Dex Media West, LLC
   8.50%, 8/15/10                               160                    164,000
Lamar Media Corp.
   6.625%, 8/15/15                               90                     84,375
Liberty Media Corp.
   5.70%, 5/15/13                               130                    122,126
   7.875%, 7/15/09                               98                    102,436
   8.25%, 2/01/30                               125                    124,369
Rainbow National Services, LLC
   8.75%, 9/01/12(b)                            175                    184,625
R.H. Donnelley Corp.
   6.875%, 1/15/13                              328                    294,381
                                                                 --------------
                                                                     1,610,117
Energy-4.7%
Chesapeake Energy Corp.
   6.50%, 8/15/17                               260                    241,150
   6.625%, 1/15/16                              405                    388,800
   7.50%, 9/15/13                               165                    166,650
   7.75%, 1/15/15                               310                    316,200
El Paso Corp.
   7.75%, 6/01/13-1/15/32                       989                    997,795
Grant Prideco, Inc.
   6.125%, 8/15/15                              180                    171,000
Hilcorp Energy
   10.50%, 9/01/10(b)                           228                    247,380
Kerr-McGee Corp.
   6.875%, 9/15/11                              405                    428,190
   6.95%, 7/01/24                               270                    286,567
Kinder Morgan Finance
   5.35%, 1/05/11                               160                    153,351
Newfield Exploration Co.
   6.625%, 4/15/16                              225                    218,812
Petrohawk Energy Corp.
   9.125%, 7/15/13(b)                           195                    198,413
Pride International, Inc.
   7.375%, 7/15/14                              360                    366,300
Range Resources Corporation
   7.50%, 5/15/16                               230                    231,725
Tesoro Corp.
   6.25%, 11/01/12(b)                           290                    279,850
                                                                 --------------
                                                                     4,692,183


--------------------------------------------------------------------------------
ACM MANAGED INCOME FUND o 11


                                           Principal
                                             Amount
                                             (000)                U.S. $ Value
===============================================================================
Entertainment & Leisure-2.1%
Gaylord Entertainment Co.
   8.00%, 11/15/13                         $    330              $     334,950
Intrawest Corp.
   7.50%, 10/15/13                              190                    201,400
NCL Corp.
   10.625%, 7/15/14                             210                    201,862
Royal Caribbean Cruises, Ltd.
   8.00%, 5/15/10                                40                     42,132
   8.75%, 2/02/11                               485                    525,099
Six Flags, Inc.
   9.625%, 6/01/14                              455                    406,088
Universal City Development
   11.75%, 4/01/10                              285                    308,513
Universal City Florida Holding, Co.
   8.375%, 5/01/10                              100                    100,625
                                                                 --------------
                                                                     2,120,669
Financial-2.1%
Crum & Forster Holdings Corp.
   10.375%, 6/15/13                             215                    213,925
E*TRADE Financial Corp.
   7.375%, 9/15/13                              170                    171,700
   7.875%, 12/01/15                             552                    574,080
   8.00%, 6/15/11                               155                    160,812
Hexion Nova Scotia Finance, ULC
   9.00%, 7/15/14                               245                    246,225
iStar Financial, Inc.
   6.00%, 12/15/10                              320                    324,184
   7.00%, 3/15/08                               185                    189,096
Liberty Mutual Group
   5.75%, 3/15/14(b)                            240                    232,943
                                                                 --------------
                                                                     2,112,965
Food & Beverages-2.7%
Altria Group, Inc.
   7.75%, 1/15/27                               420                    507,510
Dean Foods Co.
   7.00%, 6/01/16                               308                    304,920
Dole Food Company, Inc.
   8.625%, 5/01/09                              200                    197,000
   8.875%, 3/15/11                               71                     69,225
Domino's, Inc.
   8.25%, 7/01/11                               252                    260,820
Reynolds American, Inc.
   7.25%, 6/01/12-6/01/13(b)                    710                    728,695
   7.625%, 6/01/16(b)                           190                    198,238
Rite Aid Corp.
   6.875%, 8/15/13                              230                    193,200
   9.25%, 6/01/13                               210                    204,750
                                                                 --------------
                                                                     2,664,358


--------------------------------------------------------------------------------
12 o ACM MANAGED INCOME FUND


                                           Principal
                                             Amount
                                             (000)                U.S. $ Value
===============================================================================
Gaming-5.3%
Boyd Gaming Corp.
   7.75%, 12/15/12                         $    295              $     295,737
Greektown Holdings, LLC
   10.75%, 12/01/13(b)                          160                    168,400
Kerzner International, Ltd.
   6.75%, 10/01/15                              435                    465,450
Mandalay Resort Group
   10.25%, 8/01/07                              620                    641,700
MGM Mirage, Inc.
   6.625%, 7/15/15                              482                    453,682
   8.375%, 2/01/11                              545                    560,669
Mohegan Tribal Gaming Authority
   6.375%, 7/15/09                              170                    167,875
   7.125%, 8/15/14                               90                     87,750
Park Place Entertainment
   7.875%, 3/15/10                              350                    364,875
Penn National Gaming, Inc.
   6.875%, 12/01/11                             340                    338,300
Riviera Holdings Corp.
   11.00%, 6/15/10                              390                    410,475
Seneca Gaming Corp.
   7.25%, 5/01/12                               255                    250,538
Station Casinos, Inc.
   6.625%, 3/15/18                              200                    178,500
Turning Stone Casino Resort Enterprise
   9.125%, 12/15/10(b)                          290                    291,450
Wynn Las Vegas, LLC
   6.625%, 12/01/14                             595                    568,225
                                                                 --------------
                                                                     5,243,626
Health Care-3.7%
Concentra Operating Corp.
   9.125%, 6/01/12                              105                    109,331
   9.50%, 8/15/10                               140                    145,600
Coventry Health Care, Inc.
   5.875%, 1/15/12                              145                    143,281
   6.125%, 1/15/15                              155                    153,135
DaVita, Inc.
   7.25%, 3/15/15                               295                    289,100
Elan Fin PLC/Elan Fin CP.
   7.75%, 11/15/11                              285                    273,600
Extendicare Health Services
   9.50%, 7/01/10                               150                    156,750
Hanger Orthopedic Group, Inc.
   10.25%, 6/01/14                              160                    160,400
HCA, Inc.
   6.375%, 1/15/15                              795                    632,025
   6.75%, 7/15/13                               360                    301,500
Healthsouth Corp.
   10.75%, 6/15/16(b)                           210                    214,725


--------------------------------------------------------------------------------
ACM MANAGED INCOME FUND o 13


                                           Principal
                                             Amount
                                             (000)                U.S. $ Value
===============================================================================
IASIS Healthcare / CAP CRP Healthcare
   8.75%, 6/15/14                          $    440              $     419,100
Select Medical Corp.
   7.625%, 2/01/15                              244                    211,060
Universal Hospital Services, Inc.
   10.125%, 11/01/11                            255                    263,925
Vanguard Health Holdings Co.
   11.25%, 10/01/15(c)                          300                    216,000
                                                                 --------------
                                                                     3,689,532
Hotels & Lodging-1.5%
Host Marriott LP
   6.75%, 6/01/16                               195                    189,150
   9.25%, 10/01/07                              205                    211,919
   9.50%, 1/15/07                               350                    353,937
Starwood Hotels & Resorts Worldwide, Inc.
   7.875%, 5/01/12                              380                    411,350
Vail Resorts, Inc.
   6.75%, 2/15/14                               350                    339,063
                                                                 --------------
                                                                     1,505,419
Index-1.6%
Dow Jones CDX HY
   8.25%, 6/29/10(b)                            346                    349,056
   8.625%, 6/29/11(b)                         1,222                  1,220,472
                                                                 --------------
                                                                     1,569,528
Industrial-2.0%
AMSTED Industries, Inc.
   10.25%, 10/15/11(b)                          225                    243,000
Case New Holland, Inc.
   9.25%, 8/01/11                               290                    307,400
FastenTech, Inc.
   11.50%, 5/01/11                              140                    143,500
Invensys PLC
   9.875%, 3/15/11(b)                           185                    199,800
RBS Global Inc. & Rexnord Corp.
   9.50%, 8/01/14(b)                            250                    251,250
   11.75%, 8/01/16(b)                           115                    118,450
Trinity Industries, Inc.
   6.50%, 3/15/14                               510                    493,425
Tyco International Group SA
   6.875%, 1/15/29                              188                    209,829
                                                                 --------------
                                                                     1,966,654
Metal & Mining-2.8%
AK Steel Corp.
   7.875%, 2/15/09                              320                    318,000
Arch Western Finance, LLC
   6.75%, 7/01/13                               165                    159,225
Citigroup (JSC Severstal)
   9.25%, 4/19/14(b)                            426                    457,746
Evraz Group SA
   8.25%, 11/10/15(b)                           309                    313,249


--------------------------------------------------------------------------------
14 o ACM MANAGED INCOME FUND


                                           Principal
                                             Amount
                                             (000)                U.S. $ Value
===============================================================================
Freeport-McMoRan Copper & Gold, Inc.
   10.125%, 2/01/10                        $    385             $      409,447
International Steel Group, Inc.
   6.50%, 4/15/14                               231                    219,450
Ispat Inland, ULC
   9.75%, 4/01/14                               104                    116,896
Massey Energy Co.
   6.875%, 12/15/13                             235                    217,963
Peabody Energy Corp.
   6.875%, 3/15/13                              565                    559,350
                                                                 --------------
                                                                     2,771,326
Paper & Packaging-1.7%
Berry Plastics Corp.
   10.75%, 7/15/12                              250                    272,500
Covalence Specialty Materials Corp.
   10.25%, 3/01/16(b)                           115                    110,400
Crown Americas, LLC
   7.625%, 11/15/13                             315                    316,575
Newpage Corp.
   10.00%, 5/01/12                              240                    247,800
Owens-Brockway Glass Container, Inc.
   8.875%, 2/15/09                              598                    614,445
Plastipak Holdings, Inc.
   8.50%, 12/15/15(b)                           115                    114,425
                                                                 --------------
                                                                     1,676,145
Retail-1.0%
Burlington Coat Factory Warehouse Corp.
   11.125%, 4/15/14(b)                          110                    104,087
GSC Holdings Corp.
   8.00%, 10/01/12                              515                    525,944
J.C. Penney Corporation, Inc.
   7.625%, 3/01/97                              195                    197,453
Jostens, Inc.
   7.625%, 10/01/12                             180                    176,400
                                                                 --------------
                                                                     1,003,884
Service-3.5%
Allied Waste North America
   6.375%, 4/15/11                              395                    383,150
   7.125%, 5/15/16(b)                           467                    454,157
   7.375%, 4/15/14                              155                    151,512
Avis Budget Car Rental
   7.75%, 5/15/16(b)                            270                    255,312
Hertz Corp.
   8.875%, 1/01/14(b)                           175                    181,562
   10.50%, 1/01/16(b)                           195                    210,112
Iron Mountain, Inc.
   6.625%, 1/01/16                              285                    265,050
Service Corp. International
   6.50%, 3/15/08                               320                    320,000
   7.70%, 4/15/09                               310                    316,975


--------------------------------------------------------------------------------
ACM MANAGED INCOME FUND o 15


                                           Principal
                                             Amount
                                             (000)                U.S. $ Value
===============================================================================
United Rentals North America, Inc.
   6.50%, 2/15/12                          $    478              $     452,905
   7.00%, 2/15/14                                70                     64,225
   7.75%, 11/15/13                              460                    440,450
                                                                 --------------
                                                                     3,495,410
Supermarket & Drugstore-0.4%
Couche-Tard, Inc.
   7.50%, 12/15/13                              292                    294,920
Stater Bros. Holdings, Inc.
   8.125%, 6/15/12                              140                    139,650
                                                                 --------------
                                                                       434,570
Technology-2.8%
Amkor Technologies, Inc.
   9.25%, 6/01/16                               175                    166,688
Avago Technologies Finance
   10.125%, 12/01/13(b)                         190                    198,787
Computer Associates, Inc.
   5.25%, 12/01/09(b)                           200                    193,250
Flextronics International, Ltd.
   6.50%, 5/15/13                               490                    477,750
Freescale Semiconductor, Inc.
   7.125%, 7/15/14                              185                    190,550
Nortel Networks Corp.
   6.875%, 9/01/23                              265                    212,000
Serena Software, Inc.
   10.375%, 3/15/16                             230                    234,600
SunGard Data Systems, Inc.
   9.125%, 8/15/13                              580                    598,850
Unisys Corp.
   7.875%, 4/01/08                              210                    209,738
Xerox Corp.
   6.40%, 3/15/16                               240                    237,623
                                                                 --------------
                                                                     2,719,836
Transportation-0.7%
AMR Corp.
   9.00%, 8/01/12                               196                    193,550
BNSF Funding Trust I
   6.613%, 12/15/55                             475                    471,533
                                                                 --------------
                                                                       665,083
Utilities - Electric & Gas-7.8%
AES Corporation
   7.75%, 3/01/14                               280                    288,400
   8.75%, 5/15/13(b)                             65                     69,794
   9.00%, 5/15/15(b)                            205                    221,144
Allegheny Energy Supply
   7.80%, 3/15/11                               235                    247,925
   8.25%, 4/15/12(b)                            420                    453,600
Aquila, Inc.
   14.875%, 7/01/12                             215                    283,800


--------------------------------------------------------------------------------
16 o ACM MANAGED INCOME FUND


                                           Shares or
                                           Principal
                                             Amount
                                             (000)                U.S. $ Value
===============================================================================
CMS Energy Corp.
   8.50%, 4/15/11                          $    180              $     193,050
Edison Mission Energy
   7.50%, 6/15/13(b)                            425                    425,000
   7.75%, 6/15/16(b)                            145                    145,000
FirstEnergy Corp.
   6.45%, 11/15/11                              175                    181,500
Northwest Pipeline Corp.
   8.125%, 3/01/10                              255                    265,200
NRG Energy, Inc.
   7.25%, 2/01/14                                75                     74,062
   7.375%, 2/01/16                              395                    389,075
Reliant Energy, Inc.
   6.75%, 12/15/14                               70                     65,975
   9.50%, 7/15/13                               390                    405,600
Sierra Pacific Power Co.
   6.00%, 5/15/16(b)                            150                    148,888
Sierra Pacific Resources
   8.625%, 3/15/14                              220                    236,480
Sonat Inc.
   7.625%, 7/15/11                              228                    233,130
Southern Natural Gas Co.
   7.35%, 2/15/31                               425                    430,880
   8.875%, 3/15/10                              340                    356,676
TECO Energy, Inc.
   7.00%, 5/01/12                               390                    401,213
The Williams Companies, Inc.
   7.625%, 7/15/19                            1,150                  1,167,250
   7.875%, 9/01/21                              220                    223,850
TXU Corp.
   5.55%, 11/15/14                              405                    377,625
   6.50%, 11/15/24                              443                    412,697
                                                                 --------------
                                                                     7,697,814
Total Corporate Obligations
   (cost $69,283,247)                                               69,491,858
                                                                 --------------
STRUCTURED NOTE-3.6%
RACERS Series 06-6-T
   5.429%, 5/01/07(a)(b)
   (cost $3,600,000)                          3,600                  3,599,940
                                                                 --------------
NON-CONVERTIBLE PREFERRED STOCK-0.2%
Sovereign Real Estate Investment Trust
   12.00%(b)
   (cost $173,010)                              158                    218,040
                                                                 --------------
SHORT-TERM INVESTMENTS-5.8%
Commercial Paper-2.4%
UBS Warburg
   5.26%, 9/01/06
   (cost $2,400,000)                       $  2,400                  2,400,000

                                                                 --------------


--------------------------------------------------------------------------------
ACM MANAGED INCOME FUND o 17


                                           Principal
                                             Amount
                                             (000)                U.S. $ Value
===============================================================================
Time Deposit-0.4%
State Street Bank & Trust Co.
   4.60%, 9/01/06
   (cost $335,000)                         $    335              $     335,000
                                                                 --------------
U.S. Treasury Obligation-0.1%
U.S. Treasury Bill
   4.895%, 9/28/06
   (cost $99,633)                               100                     99,628
                                                                 --------------
U.S. Government Sponsored Agency
   Obligation-2.9%
Federal National Mortgage Association
   Zero Coupon, 9/01/06
   (cost $2,900,000)                          2,900                  2,900,000
                                                                 --------------
Total Short-Term Investments
   (cost $5,734,633)                                                 5,734,628
                                                                 --------------
Total Investments-190.9%
   (cost $188,751,802)                                             189,345,435
Other assets less liabilities-(0.2%)                                  (162,048)
Preferred Stock at redemption value-(90.7%)                        (90,000,000)
                                                                 --------------
Net Assets Applicable to
   Common Shareholders-100.0%(d)                                 $  99,183,387
                                                                 ==============


(a)    Variable rate coupon, rate shown as of August 31, 2006.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2006, the aggregate market value of these securities amounted to $17,340,362 or 17.5% of net assets applicable to common shareholders.

(c) Indicates a security has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(d) Portfolio percentages are calculated based on net assets applicable to common shareholders.

       Glossary of Terms:

       TBA-(To Be Assigned)-Securities are purchased on a forward commitment with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity will be determined upon settlement when the specific mortgage pools are assigned.

       Please note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser.

       See notes to financial statements.


--------------------------------------------------------------------------------
18 o ACM MANAGED INCOME FUND


STATEMENT OF ASSETS & LIABILITIES
August 31, 2006


Assets
Investments in securities, at value (cost $188,751,802)         $  189,345,435
Cash                                                                       546
Receivable for investment securities sold                           15,106,354
Interest and dividends receivable                                    2,104,867
Paydown receivable                                                      26,969
                                                                ---------------
Total assets                                                       206,584,171
                                                                ---------------
Liabilities
Payable for investment securities purchased                         16,855,567
Dividends payable--preferred shares                                    106,000
Advisory fee payable                                                    96,249
Administrative fee payable                                              20,989
Accrued expenses and other liabilities                                 321,979
                                                                ---------------
Total liabilities                                                   17,400,784
                                                                ---------------
Preferred Stock, at redemption value
$.01 par value per share; 1,900 shares Remarketed
   Preferred Stock authorized, 900 shares issued and
   outstanding at $100,000 per share liquidation preference         90,000,000
                                                                ---------------
Net Assets Applicable to Common Shareholders                    $   99,183,387
                                                                ===============
Composition of Net Assets Applicable to
Common Shareholders
Common stock, $.01 par value per share; 299,998,100
   shares authorized, 25,300,262 shares issued and
   outstanding                                                      $  253,003
Additional paid-in capital                                         210,248,052
Distributions in excess of net investment income                      (424,760)
Accumulated net realized loss on investment transactions          (111,486,540)
Net unrealized appreciation of investments                             593,632
                                                                ---------------
Net Assets Applicable to Common Shareholders                    $   99,183,387
                                                                ===============
Net Asset Value Applicable to Common Shareholders
  (based on 25,300,262 common shares outstanding)                        $3.92
                                                                         ------


See notes to financial statements.


--------------------------------------------------------------------------------
ACM MANAGED INCOME FUND o 19


STATEMENT OF OPERATIONS
Year Ended August 31, 2006


Investment Income
Interest                                      $   11,075,580
Dividends                                             78,000    $   11,153,580
                                              ---------------
Expenses
Advisory fee                                       1,234,084
Administrative fee                                   227,833
Remarketed Preferred Stock--
   remarketing agent's fees                          233,125
Audit                                                100,280
Legal                                                 79,618
Printing                                              66,565
Directors' fees                                       39,500
Custodian                                             34,887
Transfer agency                                       24,713
Registration fees                                     23,750
Miscellaneous                                         41,771
                                              ---------------
Total expenses                                     2,106,126
Less: expenses waived by the Adviser
   (see Note B)                                     (189,845)
                                              ---------------
Net expenses                                                         1,916,281
                                                                ---------------
Net investment income                                                9,237,299
                                                                ---------------
Realized and Unrealized Gain (Loss)
on Investments
Net realized loss on investment
   transactions                                                     (2,196,379)
Net change in unrealized
   appreciation/depreciation
   of investments                                                   (4,176,131)
                                                                ---------------
Net loss on investments                                             (6,372,510)
                                                                ---------------
Dividends to Remarketed Preferred
   Shareholders from
Net investment income                                               (4,807,897)
                                                                ---------------
Net Decrease in Net Assets Applicable
   to Common Shareholders
   Resulting from Operations                                    $   (1,943,108)
                                                                ===============


See notes to financial statements.


--------------------------------------------------------------------------------
20 o ACM MANAGED INCOME FUND


STATEMENT OF CHANGES IN NET ASSETS
APPLICABLE TO COMMON SHAREHOLDERS


                                                 Year Ended       Year Ended
                                                 August 31,       August 31,
                                                    2006             2005
===============================================================================
Increase (Decrease) in Net Assets
Applicable to Common Shareholders
Resulting from Operations
Net investment income                         $    9,237,299    $    8,835,992
Net realized gain (loss) on investment
   transactions                                   (2,196,379)          441,094
Net change in unrealized
   appeciation/depreciation
   of investments                                 (4,176,131)        1,092,319
Dividends to Remarketed
Preferred Shareholders from
Net investment income                             (4,807,897)       (2,061,504)
                                              ---------------   ---------------
Net increase (decrease) in net assets
   applicable to Common Shareholders
   resulting from operations                      (1,943,108)        8,307,901
                                              ---------------   ---------------
Dividends to Common
Shareholders from
Net investment income                             (5,123,631)       (6,906,123)
                                              ---------------   ---------------
Total increase (decrease)                         (7,066,739)        1,401,778
Net Assets Applicable to
Common Shareholders
Beginning of year                                106,250,126       104,848,348
                                              ---------------   ---------------
End of year (including distributions in
   excess of net investment income of
   $424,760 and $954,903,
   respectively)                              $   99,183,387    $  106,250,126
                                              ===============   ===============


See notes to financial statements.


--------------------------------------------------------------------------------
ACM MANAGED INCOME FUND o 21


NOTES TO FINANCIAL STATEMENTS
August 31, 2006


NOTE A

SIGNIFICANT ACCOUNTING POLICIES

ACM Managed Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on The NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market ("OTC"), are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management L.P.) (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis,


--------------------------------------------------------------------------------
22 o ACM MANAGED INCOME FUND


a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. TAXES

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

3. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS

Interest income is accrued daily. Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discount as adjustments to interest income.

4. DIVIDENDS AND DISTRIBUTIONS

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in conformity with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

ADVISORY, ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Investment Advisory Agreement, the Fund pays AllianceBernstein L.P. an advisory fee at an annualized rate of .65% of the Fund's


--------------------------------------------------------------------------------
ACM MANAGED INCOME FUND o 23


average weekly adjusted total assets (i.e., the average weekly value of total assets, including assets attributable to any preferred stock less accrued liabilities other than principal amount of money borrowed and accumulated dividends on shares of preferred stock). Such fee is accrued daily and paid monthly. During the reporting period, the Adviser voluntarily waived .10% of the advisory fee. Such waiver amounted to $189,845.

Under the terms of the Shareholder Inquiry Agency Agreement with AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.) ("ABIS"), an affiliate of the Adviser, the Fund reimburses ABIS for costs relating to servicing phone inquiries for the Fund. During the year ended August 31, 2006, the Fund reimbursed $405 to ABIS.

Under the terms of the Administration Agreement, the Fund pays Princeton Administrators, LLC (the "Administrator") a fee at an annual rate of .12% of average adjusted weekly net assets of the Fund, but in no event less than $12,500 per month. Such fee is accrued daily and paid monthly. The Administrator prepares certain financial and regulatory reports for the Fund and provides clerical and other services.

NOTE C

INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the year ended August 31, 2006, were as follows:

                                           Purchases           Sales
=========================================================================
Investment securities (excluding
   U.S. government securities)          $  45,856,983      $  50,288,269
U.S. government securities                332,382,314        313,160,383

The cost of investments for federal income tax purposes, gross unrealized appreciation and gross unrealized depreciation are as follows:

Cost                                                      $  189,100,392
                                                          ===============
Gross unrealized appreciation                             $    2,297,445
Gross unrealized depreciation                                 (2,052,402)
                                                          ---------------
Net unrealized appreciation                               $      245,043
                                                          ===============

1. FINANCIAL FUTURES CONTRACTS

The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse affects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of


--------------------------------------------------------------------------------
24 o ACM MANAGED INCOME FUND


the future contracts and movements in the price of the securities hedged or used for cover.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. OPTION TRANSACTIONS

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and a change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or


--------------------------------------------------------------------------------
ACM MANAGED INCOME FUND o 25


currency at a price different from the current market value. For the year ended August 31, 2006, the Fund had no transactions in written options.

NOTE D

COMMON STOCK

There are 299,998,100 shares of $.01 par value common stock authorized. There are 25,300,262 shares of common stock issued and outstanding at August 31, 2006. During the year ended August 31, 2006 and the year ended August 31, 2005, the Fund did not issue any shares in connection with the Fund's dividend reinvestment plan.

NOTE E

PREFERRED STOCK

The Fund has 1,900 shares of Remarketed Preferred Stock authorized. There are 900 shares of Remarketed Preferred Stock issued and outstanding, each at a liquidation value of $100,000 per share plus accumulated, unpaid dividends. The dividend rate on the Remarketed Preferred Stock may change generally every 28 days as set by the remarketing agent. As of August 31, 2006, the dividend rate on the Remarketed Preferred Stock is 5.30% and is effective through September 20, 2006.

The redemption of the Fund's remarketed preferred stock is outside of the control of the Fund because it is redeemable upon the occurrence of an event that is not solely within the control of the Fund.

At certain times, the Preferred Shares are redeemable by the Fund, in whole or in part, at $100,000 per share plus accumulated, unpaid dividends.

Although the Fund will not ordinarily redeem the Preferred Shares, it may be required to redeem shares if, for example, the Fund does not meet an asset coverage ratio required by the 1940 Act or to correct a failure to meet a rating agency guideline in a timely manner. The Fund voluntarily may redeem the Preferred Shares in certain circumstances.

The Preferred Shareholders, voting as a separate class, have the right to elect at least two Directors at all times and to elect a majority of the Directors in the event two years' dividends on the Preferred Shares are unpaid. In each case, the remaining Directors will be elected by the Common Shareholders and Preferred Shareholders voting together as a single class. The Preferred Shareholders will vote as a separate class on certain other matters as required under the Fund's Charter, the Investment Company Act of 1940 and Maryland law.


--------------------------------------------------------------------------------
26 o ACM MANAGED INCOME FUND


NOTE F

SECURITIES LENDING

The Fund may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high-grade debt securities or bank letters of credit equal to at least 100% of the market values of the securities loaned is deposited by the borrower and maintained with the Fund.

The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, the Adviser will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. When such securities are borrowed against cash, the Fund agrees to pay the borrower of such securities a "rebate rate" for the use of the cash the borrower has pledged as collateral. As of August 31, 2006, the Fund had no securities on loan.

NOTE G

RISKS INVOLVED IN INVESTING IN THE FUND

Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Fund's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.


--------------------------------------------------------------------------------
ACM MANAGED INCOME FUND o 27


NOTE H

DISTRIBUTIONS TO COMMON SHAREHOLDERS

The tax character of the distributions paid to common shareholders during the fiscal year ended August 31, 2006 and August 31, 2005 were as follows:

                                            2006                2005
=========================================================================
Distributions paid from:
   Ordinary income                    $    5,123,631      $    6,906,123
                                      ---------------     ---------------
Total taxable distributions                5,123,631           6,906,123
   Tax return of capital                     584,505                  -0-
                                      ---------------     ---------------
Total distributions paid              $    5,708,136      $    6,906,123
                                      ===============     ===============

As of August 31, 2006, the components of accumulated earnings/(deficit) applicable to common shareholders on a tax basis were as follows:
Accumulated capital and other losses                      $ (111,456,710)(a)
Unrealized appreciation/(depreciation)                           245,043(b)
                                                          ---------------
Total accumulated earnings/(deficit)                      $ (111,211,667)
                                                          ===============

(a) On August 31, 2006, the Fund had a net capital loss carryforward for federal income tax purposes of $110,958,482 of which $599,427 expires in the year 2007, $30,192,284 expires in the year 2008, $35,940,601 expires in the year 2009, $28,986,731 expires in the year 2010, $10,023,463 expires in the year 2011 and $11,992 expires in the year 2012, 5,203,984 expires in the year 2014. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. For the year ended August 31, 2006, the Fund deferred to the next fiscal year post October capital losses of $498,228.

(b) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premium.


During the current fiscal year, permanent differences, primarily due to the tax character of paydown gains/losses, tax return of capital income and the tax treatment of bond premium, resulted in a net decrease in distributions in excess of net investment income, a net increase in accumulated net realized loss on investments and a decrease in additional paid-in capital. This reclassification had no effect on net assets.

NOTE I

LEGAL PROCEEDINGS

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities. The shares of the Fund are not redeemable by the Fund,


--------------------------------------------------------------------------------
28 o ACM MANAGED INCOME FUND


but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing and late trading practices that are the subject of the investigations mentioned above or the lawsuits described below. Please see below for a description of the agreements reached by the Adviser and the SEC and NYAG in connection with the investigations mentioned above.

Numerous lawsuits have been filed against the Adviser and certain other defendants in which plaintiffs make claims purportedly based on or related to the same practices that are the subject of the SEC and NYAG investigations referred to above. Some of these lawsuits name the Fund as a party. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual funds involving market and late trading in the District of Maryland (the "Mutual Fund MDL"). Management of the Adviser believes that these private lawsuits are not likely to have a material adverse effect on the results of operations or financial condition of the Fund.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuation dated September 1, 2004 ("NYAGOrder"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order contemplates that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.


--------------------------------------------------------------------------------
ACM MANAGED INCOME FUND o 29


The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing practices described in the SEC Order and are not expected to participate in the Reimbursement Fund. Since the Fund is a closed-end fund, it will not have its advisory fee reduced pursuant to the terms of the agreements mentioned above.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled THE ATTORNEY GENERAL OF THE STATE OF WEST VIRGINIA V. AIM ADVISORS, INC., ET AL. ("WVAG Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in certain of the complaints related to the lawsuits discussed above. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the SEC Order and the NYAG Order. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. The court denied the writ and in September 2006 the Supreme Court of Appeals declined the defendants' petition for appeal. On September 22, 2006, Alliance and Alliance Holding filed an answer and motion to dismiss the Summary Order with the Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled AUCOIN, ET AL. V. ALLIANCE CAPITAL MANAGEMENT L.P., ET AL. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the


--------------------------------------------------------------------------------
30 o ACM MANAGED INCOME FUND


AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Fund was not named as a defendant in the Aucoin Complaint. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal. On October 4, 2006 the appeal was withdrawn by stipulation, with plaintiffs reserving the right to reinstate it at a later date.

The Adviser believes that these matters are not likely to have a material adverse effect on the Fund or the Adviser's ability to perform advisory services relating to the Fund.


--------------------------------------------------------------------------------
ACM MANAGED INCOME FUND o 31


NOTE J

RECENT ACCOUNTING PRONOUNCEMENT

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.


--------------------------------------------------------------------------------
32 o ACM MANAGED INCOME FUND


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Common Stock Outstanding Throughout Each Period


                                                                       Year Ended August 31,
                                                      --------------------------------------------------------
                                                       2006        2005        2004        2003        2002(a)
==============================================================================================================
Net asset value, beginning
  of period                                           $ 4.20      $ 4.14      $ 4.14      $ 4.06      $ 4.71
                                                      --------------------------------------------------------
Income From Investment
Operations
Net investment income(b)                                 .37         .35         .36(c)      .39         .54
Net realized and unrealized
  gain (loss) on investment
  transactions                                          (.26)        .06         .13         .26        (.59)
Dividends to preferred shareholders
  from net investment income
  (common stock equivalent
  basis)                                                (.19)       (.08)       (.04)       (.06)       (.09)
                                                      --------------------------------------------------------
Net increase (decrease) in net
  asset value from operations                           (.08)        .33         .45         .59        (.14)
                                                      --------------------------------------------------------
Less: Dividends and
  Distributions to
  Common Shareholders
Dividends from net investment
  income                                                (.20)       (.27)       (.43)       (.50)       (.50)
Tax return of capital                                     -0-         -0-       (.02)       (.01)       (.01)
                                                      --------------------------------------------------------
Total dividends and distributions
  to common shareholders                                (.20)       (.27)       (.45)       (.51)       (.51)
                                                      --------------------------------------------------------
Net asset value, end of period                        $ 3.92      $ 4.20      $ 4.14      $ 4.14      $ 4.06
                                                      ========================================================
Market value, end of period                           $ 3.54      $ 3.69      $ 4.03      $ 4.61      $ 4.33
                                                      ========================================================
Premium/(Discount)                                     (9.69)%    (12.14)%     (2.66)%     11.35%       6.65%
Total Return
                                                      --------------------------------------------------------
Total investment return based on:(d)
  Market value                                          1.61%      (1.74)%     (3.08)%     19.74%      (1.17)%
  Net asset value                                      (1.15)%      8.87%      10.88%      14.68%      (3.01)%
Ratios/Supplemental Data
Net assets applicable to common
  shareholders, end of period
  (000's omitted)                                    $99,183    $106,250    $104,848    $103,118     $99,549
Preferred Stock, at redemption
  value ($100,000 per share
  liquidation preference)
  (000's omitted)                                    $90,000     $90,000     $90,000     $90,000     $90,000
Ratios to average net assets
  applicable to common
  shareholders of:
  Expenses, net of waivers(e)                           1.92%       1.95%       2.14%(c)    2.28%       2.31%
  Expenses, before waivers(e)                           2.11%       2.06%       2.14%(c)    2.28%       2.31%
  Expenses, before waivers,
    excluding interest expense(e)                       2.11%       2.06%       2.14%(c)    2.28%       2.19%
  Net investment income, before
    preferred stock dividends(e)                        9.25%       8.41%       8.72%(c)    9.46%      12.56%
  Preferred stock dividends                             4.81%       1.96%       1.07%       1.35%       2.19%
  Net investment income, net of
    preferred stock dividends                           4.44%       6.45%       7.65%(c)    8.11%      10.37%
Portfolio turnover rate                                  199%         55%         53%         97%         99%
Asset coverage ratio                                     210%        218%        216%        215%        211%


See footnote summary on page 34.


--------------------------------------------------------------------------------
ACM MANAGED INCOME FUND o 33


(a) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the year ended August 31, 2002 was to decrease net investment income per share by $0.05, decrease net realized and unrealized loss on investments by $0.05 and decrease the ratios of net investment income before and net preferred stock dividends to average net assets applicable to common shareholders from 13.78% and 11.58% to 12.56% and 10.37%, respectively. Per share, ratios and supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

(b)    Based on average shares outstanding.

(c) Net of audit expenses reimbursed by the Adviser. The expense ratio before reimbursement was 2.14%.

(d) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

(e) The expense and net investment income ratios do not reflect the effect of dividend payments to preferred shareholders.


--------------------------------------------------------------------------------
34 o ACM MANAGED INCOME FUND


REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM


TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF ACM MANAGED INCOME FUND, INC.

We have audited the accompanying statement of assets and liabilities of ACM Managed Income Fund, Inc. (the "Fund"), including the portfolio of investments, as of August 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets applicable to common shareholders for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2006, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ACM Managed Income Fund, Inc. at August 31, 2006, the results of its operations for the year then ended, the changes in its net assets applicable to common shareholders for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP


New York, New York
October 13, 2006


--------------------------------------------------------------------------------
ACM MANAGED INCOME FUND o 35


TAX INFORMATION
(unaudited)


84.7% of the ordinary income dividends paid by the Fund during the fiscal year ended August 31, 2006, qualify as "interest related dividends" for non-U.S. shareholders.


--------------------------------------------------------------------------------
36 o ACM MANAGED INCOME FUND


ADDITIONAL INFORMATION
(unaudited)


ACM MANAGED INCOME FUND

Shareholders whose shares are registered in their own names will automatically be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), pursuant to which distributions to shareholders will be paid in or reinvested in additional shares of the Fund. Computershare Trust Company, N.A. (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares a distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.


--------------------------------------------------------------------------------
ACM MANAGED INCOME FUND o 37


The automatic reinvestment of distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at Computershare Trust Company, N.A., P.O. Box 43010, Providence, RI 02940-3010.


--------------------------------------------------------------------------------
38 o ACM MANAGED INCOME FUND


SUPPLEMENTAL PROXY INFORMATION
(unaudited)


The Annual Meeting of Stockholders of ACM Managed Income Fund, Inc. ("the Fund") was held on March 29, 2006. A description of each proposal and number of shares voted at the meeting are as follows:

                                                  Voted           Authority
                                                   For            Withheld
===============================================================================
To elect three Directors of the Fund's
common stockholders for a term of
two or three years and until his
successor is duly elected and
qualifies.

   CLASS TWO (TERM EXPIRES 2008)
   D. James Guzy                                18,369,532        3,301,216

   CLASS THREE (TERMS EXPIRE 2009)
   Marc O. Mayer                                18,379,546        3,291,202
   Marshall C. Turner, Jr.                      18,308,097        3,362,651


To elect five Directors of the Fund's
preferred stockholders for a term of
one or two years and until his
successor is duly elected and
qualifies.

   CLASS ONE (TERMS EXPIRE 2007)
   John H. Dobkin                                      758                0
   Michael J. Downey                                   758                0

   CLASS TWO (TERM EXPIRES 2008)
   D. James Guzy                                       758                0

   CLASS THREE (TERMS EXPIRE 2008)
   Marc O. Mayer                                       758                0
   Marshall C. Turner, Jr.                             758                0


--------------------------------------------------------------------------------
ACM MANAGED INCOME FUND o 39


BOARD OF DIRECTORS


William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Nancy P. Jacklin(1)
Marshall C. Turner, Jr.(1)


OFFICERS


Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Douglas J. Peebles, Senior Vice President
Jeffrey L. Phlegar, Senior Vice President
Paul J. DeNoon, Vice President
Gershon Distenfeld(2), Vice President
Kewjin Yuoh(2), Vice President
Emilie D. Wrapp, Secretary
Joseph J. Mantineo, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller


ADMINISTRATOR

Princeton Administrators, LLC
P.O.Box 9095
Princeton, NJ 08543-9095

CUSTODIAN

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

COMMON STOCK: DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR

Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-3010

LEGAL COUNSEL

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

PREFERRED STOCK: DIVIDEND PAYINGAGENT, TRANSFER AGENT AND REGISTRAR

The Bank of New York
385 Rifle Camp Road
West Paterson, NJ 07424

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst& Young LLP
5 Times Square
New York,NY 10036


(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2) Messrs. Distenfeld and Yuoh are the investment professionals with the most significant responsibility for the day-to-day management of the Fund's investment portfolio. Mr. Distenfeld has replaced Mr. Mark A. Hamilton as one of the persons primarily responsible for the day-to-day management of the Fund's investment portfolio.

       Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

       This report, including the financial statements therein, is transmitted to the shareholders of ACMManaged Income Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

       Annual Certifications--As required, on April 20, 2006, the Fund submitted to the New York Stock Exchange ("NYSE") the annual certification of the Fund's Chief Executive Officer certifying that he is not aware of any violation of the NYSE's Corporate Governance listing standards. The Fund also has included the certifications of the Fund's Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund's Form N-CSR filed with the Securities and Exchange Commission for the annual period.


--------------------------------------------------------------------------------
40 o ACM MANAGED INCOME FUND


MANAGEMENT OF THE FUND


BOARD OF DIRECTORS INFORMATION

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                PORTFOLIOS
                                          PRINCIPAL                               IN FUND            OTHER
 NAME, ADDRESS, DATE                    OCCUPATION(S)                             COMPLEX        DIRECTORSHIPS
    OF BIRTH AND                         DURING PAST                            OVERSEEN BY         HELD BY
  (YEAR ELECTED)                           5 YEARS                               DIRECTOR          DIRECTOR
---------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

Marc O. Mayer,*                Executive Vice President of the                     111             SCBPartners,
1345 Avenue of the             Adviser since 2001 and                                                Inc. and
Americas                       Executive Managing Director of                                        SCB Inc.
New York, NY 10105             AllianceBernstein Investments,
10/2/57                        Inc. ("ABI") since 2003; prior
(2003)                         thereto he was head of
                               AllianceBernstein Institutional
                               Investments, a unit of the
                               Adviser from 2001-2003. Prior
                               thereto, Chief Executive Officer
                               of Sanford C. Bernstein & Co.,
                               LLC (institutional research and
                               brokerage arm of Bernstein &
                               Co. LLC ("SCB & Co.")) and its
                               predecessor since prior to 2001.

DISINTERESTED DIRECTORS

William H. Foulk, Jr., #       Investment Adviser and an                           113                 None
P.O. Box 5060                  Independent Consultant. He
Greenwich, CT 06831            was formerly Senior Manager
9/7/32                         of Barrett Associates, Inc., a
(1998)                         registered investment adviser,
Chairman of the Board          with which he had been
                               associated since prior to
                               2001. He was formerly
                               Deputy Comptroller and Chief
                               Investment Officer of the State
                               of New York and, prior thereto,
                               Chief Investment Officer of the
                               New York Bank for Savings.

David H. Dievler, #            Independent Consultant. Until                       112                 None
P.O. Box 167                   December 1994, he was Senior
Spring Lake, NJ 07762          Vice President of AllianceBernstein
10/23/29                       Corporation ("AB Corp"), (formerly
(1988)                         Alliance Capital Management
                               Corporation) responsible for mutual
                               fund administration. Prior to joining
                               AB Corp. in 1984, he was Chief
                               Financial Officer of Eberstadt Asset
                               Management since 1968. Prior to
                               that, he was Senior Manager at
                               Price Waterhouse & Co. Member
                               of the American Institute of Certified
                               Public Accountants since 1953.


--------------------------------------------------------------------------------
ACM MANAGED INCOME FUND o 41


                                                                                PORTFOLIOS
                                          PRINCIPAL                               IN FUND            OTHER
 NAME, ADDRESS, DATE                    OCCUPATION(S)                             COMPLEX        DIRECTORSHIPS
    OF BIRTH AND                         DURING PAST                            OVERSEEN BY         HELD BY
  (YEAR ELECTED)                           5 YEARS                               DIRECTOR          DIRECTOR
---------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

John H. Dobkin, #              Consultant. He was formerly                         111
P.O. Box 12                    President of Save Venice, Inc.
Annandale, NY 12504            (preservation organization)
2/19/42                        from 2001-2002, Senior Advisor
(1998)                         from June 1999-June 2000 and
                               President of Historic Hudson
                               Valley (historic preservation) from
                               December 1989 - May 1999.
                               Previously, Director of the
                               National Academy of Design
                               and during 1988-92, Director
                               and Chairman of the Audit
                               Committee of AB Corp. (formerly
                               Alliance Capital Management
                               Corporation).

Michael J. Downey, #           Consultant since 2004. Formerly                     111           Asia Pacific
c/o AllianceBernstein L.P.     managing partner of Lexington                                       Fund, Inc.
Attn: Philip L. Kirstein       Capital, LLC (investment advisory                                    and The
1345 Avenue of the             firm) from 1997 until December                                     Merger Fund
Americas                       2003. Prior thereto, Chairman
New York, NY 10105             and CEO of Prudential Mutual
1/26/44                        Fund Management from 1987
(2005)                         until 1993.

D. James Guzy, #               Chairman of the Board of PLX                        111               Intel
P.O. Box 128                   Technology (semi-conductors)                                       Corporation
Glenbrook, NV 89413            and of SRC Computers Inc.,                                            (semi-
3/7/36                         with which he has been                                             conductors);
(2005)                         associated since prior to                                         Cirrus Logic
                               2001. He is also President of                                      Corporation
                               the Arbor Company (private                                            (semi
                               family investments).                                               conductors);
                                                                                                 and the Davis
                                                                                                    Selected
                                                                                                    Advisors
                                                                                                     Group
                                                                                                   of Mutual
                                                                                                     Funds.


--------------------------------------------------------------------------------
42 o ACM MANAGED INCOME FUND


                                                                                PORTFOLIOS
                                          PRINCIPAL                               IN FUND            OTHER
 NAME, ADDRESS, DATE                    OCCUPATION(S)                             COMPLEX        DIRECTORSHIPS
    OF BIRTH AND                         DURING PAST                            OVERSEEN BY         HELD BY
  (YEAR ELECTED)                           5 YEARS                               DIRECTOR          DIRECTOR
---------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

Nancy P. Jacklin, #            Formerly U.S. Executive                             111
4046 Chancery Court, NW        Director of the International
Washington, DC 20007           Monetary Fund (December 2002-
5/22/48                        May 2006); partner, Clifford
(2006)                         Chance (1992-2002); Senior
                               Counsel, International Banking
                               and Finance, and Associate
                               General Counsel, Citicorp (1985-
                               1992); Assistant General
                               Counsel (International), Federal
                               Reserve Board of Governors
                                (1982-1985); and Attorney
                               Advisor, U.S. Department of the
                               Treasury (1973-1982). Member
                               of the Bar of the District of
                               Columbia and of New York;
                               and member of the Council on
                               Foreign Relations.

Marshall C. Turner, Jr., #     Principal of Turner Venture                         111             The George
220 Montgomery Street          Associates since prior to 2001.                                       Lucas
Penthouse 10                   From 2003 until May 31, 2006,                                      Educational
San Francisco, CA 94104        he was CEO of Toppan                                               Foundation;
10/10/41                       Photomasks, Inc. (semi-                                            and National
(2005)                         conductor manufacturing                                              Datacast,
                               services), Austin, Texas.                                              Inc.


* Mr. Mayer is an "interested person", as defined in the 1940 Act, due to his position as Executive Vice President of the Adviser.

#    Member of the Audit Committee, the Governance and Nominating Committee and
the Independent Directors Committee.


--------------------------------------------------------------------------------
ACM MANAGED INCOME FUND o 43


OFFICERS OF THE FUND

Certain information concerning the Fund's Officers is listed below.


     NAME, ADDRESS*            PRINCIPAL POSITION(S)             PRINCIPAL OCCUPATION
   AND DATE OF BIRTH              HELD WITH FUND                 DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------
Marc O. Mayer                  President and Chief           See biography above.
10/2/57                        Executive Officer

Philip L. Kirstein             Senior Vice President         Senior Vice President and Independent
5/29/45                        and Independent               Compliance Officer of the
                               Compliance Officer            AllianceBernstein Funds, with which
                                                             he has been associated since October
                                                             2004. Prior thereto, he was Of Counsel
                                                             to Kirkpatrick & Lockhart, LLP from
                                                             October 2003 to October 2004, and
                                                             General Counsel of Merrill Lynch
                                                             Investment Managers, L.P. since prior
                                                             to 2001 until March 2003.

Jeffrey L. Phlegar             Senior Vice President         Executive Vice President of the
6/28/66                                                      Adviser**, with which he has been
                                                             associated since prior to 2001.

Douglas J. Peebles             Senior Vice President         Executive Vice President of the
8/10/65                                                      Adviser**, with which he has been
                                                             associated since prior to 2001.

Paul J. DeNoon                 Vice President                Senior Vice President of the Adviser**,
4/18/62                                                      with which he has been associated
                                                             since prior to 2001.

Gershon M. Distenfeld          Vice President                Vice President of the Adviser**, with
12/30/75                                                     which he has been associated since
                                                             prior to 2001.

Kewjin Yuoh                    Vice President                Vice President of the Adviser**, with
3/11/72                                                      which he has been associated
                                                             since March 2003. Prior thereto, he
                                                             was a Vice President of Credit Suisse
                                                             Asset Management since prior to 2001
                                                             until 2002.

Emilie D.Wrapp                 Secretary                     Senior Vice President, Assistant
11/13/55                                                     General Counsel and Assistant
                                                             Secretary of ABI**, with which she has
                                                             been associated since prior to 2001.

Joseph J. Mantineo             Treasurer and Chief           Senior Vice President of ABIS**, with
3/28/59                        Financial Officer             which he has been associated since
                                                             prior to 2001.

Vincent S. Noto                Controller                    Vice President of ABIS**, with which
12/14/64                                                     he has been associated since prior to
                                                             2001.



* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

**   The Adviser, ABI, ABIS and SCB & Co. are affiliates of the Fund.


--------------------------------------------------------------------------------
44 o ACM MANAGED INCOME FUND


SUMMARY OF GENERAL INFORMATION


ACM MANAGED INCOME FUND
SHAREHOLDER INFORMATION

The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling (800) 426-5523. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Inc., Morningstar, Inc. and Bloomberg.

The Fund's NYSE trading symbol is "AMF." Weekly comparative net asset value
(NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and other newspapers in a table called "Closed-End Funds."

DIVIDEND REINVESTMENT PLAN

A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains distribution in additional Fund shares.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call Computershare Trust Company, N.A. at (800) 219-4218.


--------------------------------------------------------------------------------
ACM MANAGED INCOME FUND o 45


THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS


ALLIANCEBERNSTEIN FAMILY OF FUNDS


--------------------------------------------
Wealth Strategies Funds
--------------------------------------------

Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

--------------------------------------------
Blended Style Funds
--------------------------------------------

U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------
Growth Funds
--------------------------------------------

DOMESTIC

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

GLOBAL & INTERNATIONAL

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund
International Research Growth Fund

--------------------------------------------
Value Funds
--------------------------------------------

DOMESTIC

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund
Utility Income Fund
Value Fund

GLOBAL & INTERNATIONAL

Global Value Fund
International Value Fund

--------------------------------------------
Taxable Bond Funds
--------------------------------------------
Global Government Income Trust*
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Intermediate Bond Portfolio*
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------
Municipal Bond Funds
--------------------------------------------

National                Michigan
Insured National        Minnesota
Arizona                 New Jersey
California              New York
Insured California      Ohio
Florida                 Pennsylvania
Massachusetts           Virginia

--------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------

Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------
Closed-End Funds
--------------------------------------------

All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

--------------------------------------------
Retirement Strategies Funds
--------------------------------------------

2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy

2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy

2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our website at www.alliancebernstein.com or call us at 800.227.4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to February 1, 2006, Global Government Income Trust was named Americas Government Income Trust and Intermediate Bond Portfolio was named Quality Bond Portfolio.

**   An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


--------------------------------------------------------------------------------
46 o ACM MANAGED INCOME FUND


NOTES


--------------------------------------------------------------------------------
ACM MANAGED INCOME FUND o 47


NOTES


--------------------------------------------------------------------------------
48 o ACM MANAGED INCOME FUND


PRIVACY NOTICE

Alliance, the AllianceBernstein Family of Funds and AllianceBernstein Investment Research and Management, Inc. (collectively, "Alliance" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources: (1) information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).

It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, Alliance may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to Alliance's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.

ACM MANAGED INCOME FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


ACMVI-0151-0806


ITEM 2.   CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as
Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.


                                           Audit-Related
                           Audit Fees           Fees                Tax Fees
-------------------------------------------------------------------------------
2005                        $53,000           $10,355                $18,304
2006                        $55,500           $14,945                $19,375


(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent registered public accounting firm. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) - (c) are for services pre-approved by the Fund's Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70 ("Service Affiliates"):

                                                             Total Amount of
                                                          Foregoing Column Pre-
                                                          approved by the Audit
                               All Fees for                    Committee
                            Non-Audait Services           (Portion Comprised of
                              Provided to the              Audit Related Fees)
                           Portfolio, the Adviser         (Portion Comprised of
                           and Service Affiliates                Tax Fees)
-------------------------------------------------------------------------------
             2005                $905,852                      [ $198,659 ]
                                                               ( $180,355 )
                                                               ( $ 18,304 )
             2006                $689,836                      [ $185,620 ]
                                                               ( $166,245 )
                                                               ( $ 19,375 )


(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor's independence.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee members are as follows:

           David H. Dievler               William H. Foulk, Jr
           John H. Dobkin                 D. James Guzy
           Michael J. Downey              Nancy P. Jacklin
                                          Marshall C. Turner, Jr.

ITEM 6.   SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                                                                    October 2005

ALLIANCE CAPITAL MANAGEMENT L.P.

Statement of Policies and Procedures for Proxy Voting

Introduction

As a registered investment adviser, Alliance Capital Management L.P. ("Alliance Capital", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to Alliance Capital's growth and value investment groups investing on behalf of clients in both US and non-US securities.

Proxy Policies

This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. Alliance Capital reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

Corporate Governance: Alliance Capital's proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues. We also support the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer. Finally, because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we will support non-binding shareholder proposals that request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast.

Elections of Directors: Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

Appointment of Auditors: Alliance Capital believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. Although we recognize that there may be special circumstances that could lead to high levels of non-audit fees in some years, we would normally consider non-audit fees in excess of 70% of total fees paid to the auditing firm to be disproportionate. Therefore, absent unique circumstances, we may vote against the appointment of auditors if the fees for non-audit related services exceed 70% of the total fees paid by the company to the auditing firm or there are other reasons to question the independence of the company's auditors.

Changes in Legal and Capital Structure: Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device.

Corporate Restructurings, Mergers and Acquisitions: Alliance Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

Proposals Affecting Shareholder Rights: Alliance Capital believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

Anti-Takeover Measures: Alliance Capital believes that measures that impede corporate transactions such as takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

Executive Compensation: Alliance Capital believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted. With regard to stock award or option plans, we consider whether the option exercise prices are below the market price on the date of grant and whether an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that have below market value exercise prices on the date of issuance or permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We will support proposals requiring managements to submit severance packages that exceed 2.99 times the sum of an executive officer's base salary plus bonus that are triggered by a change in control to a shareholder vote. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense that should be appropriately accounted for.

Social and Corporate Responsibility: Alliance Capital will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.


Proxy Voting Procedures

Proxy Voting Committees


Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for Alliance Capital and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

Conflicts of Interest

Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes Alliance Capital sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer's proxy. Similarly, Alliance may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interests, including: (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of Alliance Capital's and our employees' material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients' best interests.

Because under certain circumstances Alliance Capital considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.

Proxies of Certain Non-US Issuers

Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Absent compelling reasons to the contrary, Alliance Capital believes that the benefit to the client of exercising the vote does not outweigh the cost of voting (i.e. not being able to sell the shares during this period). Accordingly, if share blocking is required we generally abstain from voting those shares.

In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent Alliance Capital from voting such proxies. For example, Alliance Capital may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require Alliance Capital to provide local agents with power of attorney prior to implementing Alliance Capital's voting instructions. Although it is Alliance Capital's policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

Loaned Securities

Many clients of Alliance Capital have entered into securities lending arrangements with agent lenders to generate additional revenue. Alliance Capital will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

Proxy Voting Records

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

ITEM 8.    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) (1) The management of and investment decisions for the Fund's portfolio are made by the Gershon Distenfeld and Kewjin Yuoh.

The following table sets forth when each person became involved in the management of the Fund, and each person's principal occupation during the past five years:

Employee; Year; Title                  Principal Occupation During the Past Five (5) Years
--------------------------------------------------------------------------------------------
Gershon Distenfeld; since May          Vice President of AB with which he has been
2006-Vice President of                 associated in a substantially similar capacity to his
AllianceBernstein L.P. ("AB")          current position since prior to 2001.

Kewjin Yuoh; since 2005-Vice           Vice President of AB, with which he has been
President of AllianceBernstein L.P.    associated in a substantially similar capacity to his
("AB")                                 current position since March 2003. Prior thereto,
                                       he was a Vice President of Credit Suisse Asset
                                       Management since prior to 2001.

(a) (2) The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund's fiscal year ended August 31, 2006.


REGISTERED INVESTMENT COMPANIES
(excluding the Fund)

                                                                                     Total Assets of
                                                              Number of              Registered
                      Total Number       Total Assets of      Registered             Investment
                      of Registered      Registered           Investment             Companies
                      Investment         Investment           Companies Managed      Managed with
Portfolio             Companies          Companies            with Performance-      Performance-based
Manager               Managed            Managed              based Fees             Fees
-------------------------------------------------------------------------------------------------
Kewjin Yuoh              2                1,345,000,000             --                      --
Gershon Distenfeld       3                  870,000,000             --                      --


POOLED INVESTMENT VEHICLES


                      Total Number                            Number of Pooled        Total Assets of
                      of Pooled                               Investment Vehicles     Pooled Investment
                      Investment         Total Assets of      Managed with            Vehicles Managed
Portfolio             Vehicles           Pooled Investment    Performance-based       with Performance-
Manager               Managed            Vehicles Managed     Fees                    based Fees
-------------------------------------------------------------------------------------------------------
Kewjin Yuoh              3                 119,000,000                1                  54,000,000
Gershon Distenfeld      --                      --                   --                      --


OTHER ACCOUNTS


                      Total Number                            Number of Other         Total Assets of
                      of Other           Total Assets of      Accounts Managed        Other Accounts
Portfolio             Accounts           Other Accounts       with Performance-       with Performance-
Manager               Managed            Managed              based Fees              based Fees
-------------------------------------------------------------------------------------------------------
Kewjin Yuoh              6                1,041,000,000               1                  531,000,000
Gershon Distenfeld       1                   56,000,000              --                       --


Investment Professional Conflict of Interest Disclosure

             As an investment adviser and fiduciary, Alliance owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

             Employee Personal Trading. Alliance has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of Alliance own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, Alliance permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. Alliance's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by Alliance. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

             Managing Multiple Accounts for Multiple Clients. Alliance has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, Alliance's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.

             Allocating Investment Opportunities. Alliance has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at Alliance routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

             Alliance's procedures are also designed to prevent potential conflicts of interest that may arise when Alliance has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which Alliance could share in investment gains.

             To address these conflicts of interest, Alliance's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

(a) (3) Portfolio Manager Compensation

             Alliance's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals' annual compensation is comprised of the following:

             (i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

             (ii) Discretionary incentive compensation in the form of an annual cash bonus: Alliance's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, Alliance considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of Alliance. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. Alliance also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of Alliance's leadership criteria.

             (iii) Discretionary incentive compensation in the form of awards under Alliance's Partners Compensation Plan ("deferred awards"): Alliance's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or Alliance terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of Alliance's clients and mutual fund shareholders with respect to the performance of those mutual funds. Alliance also permits deferred award recipients to allocate up to 50% of their award to investments in Alliance's publicly traded equity securities.(1)

             (iv) Contributions under Alliance's Profit Sharing/401(k) Plan:
The contributions are based on Alliance's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of Alliance.

(1) Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of Alliance Capital's Master Limited Partnership Units.

       (a) (4) The dollar range of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of the Fund's fiscal year ended August 31, 2006 is set forth below:

                                                          DOLLAR RANGE OF EQUITY
                                                          SECURITIES IN THE FUND
-------------------------------------------------------------------------------
Gershon Distenfeld                                        None
Kewjin Yuoh                                               None

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by the Fund or by affiliated parties for the reporting period.

ITEM 10.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.   CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.   EXHIBITS.

The following exhibits are attached to this Form N-CSR:

       EXHIBIT NO.     DESCRIPTION OF EXHIBIT
       ----------      ------------------------
       12 (a) (1)      Code of Ethics that is subject to the disclosure of
                       Item 2 hereof

       12 (b) (1)      Certification of Principal Executive Officer Pursuant to
                       Section 302 of the Sarbanes-Oxley Act of 2002

       12 (b) (2)      Certification of Principal Financial Officer Pursuant to
                       Section 302 of the Sarbanes-Oxley Act of 2002

       12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):  ACM Managed Income Fund, Inc.

By:     /s/ Marc O. Mayer
        -----------------------
       Marc O. Mayer
       President

Date:  October 27, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:     /s/ Marc O. Mayer
        -----------------------
        Marc O. Mayer
        President

Date:   October 27, 2006

By:     /s/ Joseph J. Mantineo
        -----------------------
        Joseph J. Mantineo
        Treasurer and Chief Financial Officer

Date:   October 27, 2006